UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 2, 2021

BIOMX INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-38762	82-3364020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Pinhas Sapir St., Floor 2
Ness Ziona, Israel	7414002
(Address of Principal Executive Offices)	(Zip Code)

(+972) 72 394 2377

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value, included as part of the Unit	PHGE	NYSE American
Warrants included as part of the Units	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 2, 2021, BiomX Inc., or the registrant, announced the dosing of the first subject in a Phase 2 cosmetic clinical study of BX001 in subjects with mild-to-moderate acne. BX001 is a topical gel comprised of a cocktail of naturally-occurring phage targeting Cutibacterium acnes (C. acnes). C. acnes are bacteria implicated in the pathophysiology of acne vulgaris. The aim of the study is to provide clinically meaningful improvement of the appearance of acne-prone skin.

The Phase 2 cosmetic clinical study is a 12-week randomized, single center, double-blind, placebo-controlled trial in 140 individuals with mild-to-moderate acne vulgaris. Subjects enrolled will be randomized into two cohorts: BX001 or placebo (vehicle) in a 1:1 ratio and will self-administer BX001 or placebo twice daily. The key endpoints will evaluate the safety, tolerability and efficacy of BX001. The specific efficacy parameters include the measurements of inflammatory and non-inflammatory lesions, Investigator’s Global Assessment (IGA) score and reduction of C. acnes bacterial levels on skin. Results from the 8-week time point are expected to be available in the third quarter of 2021 and full analysis including the 12-week time point is expected to be available in the fourth quarter of 2021.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. For example, when the registrant discusses the safety, tolerability and efficacy of its phage therapy and the conducting, design aim and timing of its Phase 2 cosmetic clinical study and announcing results thereof, the registrant is making forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on registrant’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of registrant’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2020 and additional disclosures the registrant makes in its filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law the registrant expressly disclaims any obligation or undertaking to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

By:	/s/ Jonathan Solomon
Name:	Jonathan Solomon
Title:	Chief Executive Officer

Date: March 2, 2021

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